SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  January 12, 1996


                              ABS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                0-9556            34-0074580
           _______________       ___________     ___________________
           (State or other       (Commission     (IRS Employer
           jurisdiction of        File No.)       Identification No.)
           incorporation)



     Interstate Square I, Suite 300, Willoughby, Ohio  44094
     ___________________________________________________________
     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (216) 946-2274
                                                     ______________


                                   None
                  _________________________________
    (Former name or former address, if changed since last report)

Item 5.  Other Events
          ____________

          On January 12, 1996, ABS Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
           _____________________________

          (c)     Exhibits.
                  _______

                  99.1     Press release of the Company, dated January 12, 1996.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ABS INDUSTRIES, INC.



                                      By /s/ William J. McCarthy
                                         ___________________________
                                         Name:    William J. McCarthy
                                         Title:   President and
                                                  Chief Executive Officer


Date:  January 16, 1996

                                 EXHIBIT INDEX
                                 ______________


Number               Subject Matter
_______               _____________


99.1          Press release of the Company, dated January 12, 1996.